UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2022

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston St., Suite 1200,

Boston, MA 02116

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FCRD	NASDAQ Global Select Market
5.0% Senior Notes due 2026	FCRX	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 16, 2022. There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of 22,530,416 shares of the Company’s common stock, out of a total number of 29,941,732 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. There were no broker non-votes for Proposals 2 and 3. Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy Statement, were elected as directors to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld	Broker Non-vote
Christopher J. Flynn	13,495,626	331,314	8,703,476
Edmund P. Giambastiani, Jr.	13,254,365	572,575	8,703,476
Nancy Hawthorne	13,225,375	601,565	8,703,476
James D. Kern	13,209,369	617,571	8,703,476
Deborah McAneny	13,479,869	347,071	8,703,476
Jane Musser Nelson	13,475,357	351,583	8,703,476

Proposal 2 — Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved. The following votes were taken in connection with this proposal

For	Against	Abstain
21,589,547	205,269	735,600

Proposal 3 — Approval of Adjournment of the Annual Meeting to Solicit Additional Proxies

A proposal to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies was approved. A vote was not taken on this proposal as there were sufficient votes present to conduct the business of the Annual Meeting. The vote, prior to the Annual Meeting, to approve such proposal was as follows:

For	Against	Abstain
21,604,493	548,174	377,749

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC.

Date: June 17, 2022	By:	/s/ Sabrina Rusnak-Carlson
	Name:	Sabrina Rusnak-Carlson
	Title:	General Counsel, Secretary and Interim Chief Compliance Officer

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